EXHIBIT 99.2

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Quarterly Report of Peoples Financial Corp. Inc., (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, James L. Kifer, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.




                                             /s/James L. Kifer
                                             -----------------------------------
                                             James L. Kifer
                                             Chief Financial Officer

Date:  August 9, 2002